SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: June 10, 2003


                                  AZONIC, INC.
                        --------------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


NEVADA                           0-28315                  84-1517404
- -----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


                11145 W. Rockland Dr., Littleton, Colorado 80127
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (720) 981-0523

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               On May 19, 2003, Carriage House Capital Corp. of Tempe Arizona, purchased 5,700,000 shares of common stock of Registrant from John & Lisa Brasher, J.R. Nelson and Nordstrom Forbes and Lincoln. New management intends to commence a business marketing a liquid nutraceutical product.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

                None.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

As of June 13, 2003 J.R. Nelson resigned as Secretary and President of the Company.

As of June 13, 2003, Mr. Kevin C. Baer was appointed Secretary and Jeffery R. Richards was appointed CFO of the Company.

As of June 13, 2003, Howard Baer was appointed as director and Chairman of the Board.

Effective ten days after compliance with Section 14f of the Securities Exchange Act of 1934 by mailing of Notice to Shareholders on Form 14f (1), J.R. Nelson has resigned.

The biographical information on the new officers and directors is as follows:

KEVIN C. BAER, age 34, attended NSCC from 1987 - 1990 in Beverly, MA. where he earned a AA in Marketing. From 1991 to present he has been employed by Carriage House Capital Corp. where he started as a trainee and has been Executive Vice President since 1997 to date. His primary responsibility was in consulting with potential clients on capital structure, business plans and mergers and acquisitions. From 1999 - 2001 he was Secretary Treasurer and Director of
Politics.Com, Inc. From 1994 to present he has been President, Secretary and Treasurer of Northeast Investments, Inc., where he supervised occasional investment opportunities.

JEFFERY R. RICHARDS, age 62, obtained a Diploma of Theology in 1963 from Australian College of Divinity, and a Diploma of Divinity in 1963 from Australian College of Divinity. He obtained a Licentiate of Theology, Australian College of Divinity in 1964 and a Diploma of Religious Education from New South Wales Theological College in 1966. He obtained a Diploma of Theology in 1973 from Monash University, Australia. He earned a Bachelor of Economics and Politics from the Australian Institute of Chartered Secretaries in 1975. He is a Chartered Secretary in Australia and is a Certified Practicing Accountant (1974) of the Australian Society of Accountants.

HOWARD R. BAER, age 60, attended Burdette College in Boston, MA from 1959 - 1960 where he studied business law and accounting. From 1989 to present he has been President and Director of Carriage House Capital of Phoenix, AZ, which consults with and advises clients on capital structure and business, and mergers and acquisitions.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

               None.

        Exhibits

        10.1 Share Purchase Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 10, 2003                              AZONIC CORP.


                                                  /s/J.R. Nelson
                                                  ---------------------------
                                                   J.R. Nelson, Chairman